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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      December 13, 2004

                                  CLARCOR INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                           1-11024                           36-0922490
-------------------------------       ------------------------       -----------------------------
(State or other jurisdiction of       (Commission File Number)       (IRS Employer Identification
        incorporation)                                                           Number)
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            840 Crescent Centre Drive, Suite 600, Franklin, TN  37067
            --------------------------------------------------------
               (Address of principal executive offices)   (Zip Code)




Registrant's telephone number, including area code     615-771-3100
                                                   -------------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report).



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/  / Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

/  / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1--Registrant's Business and Operations

         Item 1.01 Entry into a Material Definitive Agreement.

         On December 13, 2004 the Board of Directors of CLARCOR Inc., a Delaware corporation (the "Company"), adopted a resolution changing the Company's
Compensation Plan for Directors as follows:

(a) the amount of the annual retainer (to be payable initially in March, 2005) was increased from $32,500 to $35,000 per year payable in cash or Common Stock of the Company at the option of each director; (b) beginning with the Board meeting held on December 13, 2004, the fee payable to each director for each Board meeting attended was increased from $1,000 to $1,500; (c) beginning with Committee meetings held in December 2004, the fee payable to each director for each Board Committee meeting attended was increased from $1,000 to $1,500, provided that the fee for participation in a telephonic meeting of a Committee remained at $1,000; and (d) the following changes were made in the annual fees payable to chairmen of Committees of the Board: (i) Audit Committee
Chairman--$7,500 (increased from $3,250); (ii) Compensation Committee
Chairman--$5,000 (increased from $3,250) and (iii) Corporate Governance
Committee Chairman--$5,000 (increased from $3,250). No change was made in the number of options for Common Stock of the Company granted annually (3,750) to each director.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CLARCOR INC.



                                  By /s/ Norman E. Johnson
                                    -----------------------------------
                                    Norman E. Johnson, Chairman of the Board,
                                    President and Chief Executive Officer

Date: December 15, 2004